IndexIQ ETF Trust
(the “Trust”)

Supplement dated January 6, 2017
to the Statement of Additional Information dated August 29, 2016 ("SAI")

The following is added after the third sentence of the Purchase and Redemption of Creation Units–Creation Transaction Fee section on page 60 of the SAI.

When determining whether to waive the Creation Transaction Fee, the Advisor considers a number of factors including, but not limited to, whether waiving the Creation Transaction Fee will: facilitate the initial launch of a Fund; reduce the cost of portfolio rebalancings; improve the quality of the secondary trading market for a Fund's shares and not result in a Fund’s bearing additional costs or expenses as a result of the waiver.

The following is added after the third sentence of the Purchase and Redemption of Creation Units–Redemption Transaction Fee section on page 64 of the SAI.

When determining whether to waive the Redemption Transaction Fee, the Advisor considers a number of factors including, but not limited to, whether waiving the Redemption Transaction Fee will: reduce the cost of portfolio rebalancings; improve the quality of the secondary trading market for a Fund's shares and not result in a Fund’s bearing additional costs or expenses as a result of the waiver.

Investors Should Retain This Supplement for Future Reference